SUPPLEMENT TO THE FIDELITY ADVISOR FOCUS FUNDS INSTITUTIONAL CLASS OCTOBER 31,1997 PROSPECTUS
The following information replaces each reference to 1-800-843-3001. If you are investing through a broker-dealer or insurance representative, call 1-800-522-7297. If you are investing through a bank representative, call 1-800-843-3001.
The following information replaces the first three paragraphs found in "Who May Want to Invest" on page 4.
Institutional Class shares are offered to:
1. Broker-dealer managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, employee benefit plans must have at least $50 million in plan assets;
2. Registered investment advisor managed account programs, provided the registered investment advisor is not part of an organization primarily engaged in the brokerage business, and the program (i) charges an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. In addition, non-employee benefit plan accounts in the program must be managed on a discretionary basis;
3. Trust institution and bank trust department managed account programs that (i) charge an asset-based fee and (ii) will have at least $1 million invested in the Institutional Class of the Advisor funds. Accounts managed by third parties are not eligible to purchase Institutional Class shares;
4. Insurance company separate accounts that will have at least $1 million invested in the Institutional Class of the Advisor funds; and
5. Fidelity Trustees and employees.
For purchases made by managed account programs or insurance company separate accounts, FDC reserves the right to waive the requirement that $1 million be invested in the Institutional Class of the Advisor funds. Employee benefit plan investors must meet additional requirements specified in the funds' SAI.
The following information replaces similar information found under "FMR and Its Affiliates" in the "Charter" section on page 15.
Robert Ewing is manager of Advisor Financial Services, which he has managed since January 1998. He also manages another Fidelity fund. Since joining Fidelity in 1990, Mr. Ewing has worked as a research associate, analyst and manager.
   Michael Tempero is manager of Advisor Technology, which he has managed since July 1998. He also manages another Fidelity fund. Mr. Tempero joined Fidelity as an analyst in 1993, after receiving his MBA from the University of Chicago.


SUPPLEMENT TO THE FIDELITY ADVISOR FOCUS FUNDS CLASS A, CLASS T, CLASS
B, AND
CLASS C OCTOBER 31, 1997 PROSPECTUS
The following information replaces similar information found in "Who May Want to Invest" on page 4.
Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio. Class A and Class T shares have a front-end sales charge and pay a 12b-1 fee. Class A and Class T shares may be subject to a contingent deferred sales charge (CDSC). Class B and Class C shares do not have a front-end sales charge, but do have a CDSC, and pay a 12b-1 fee. Institutional Class shares have no sales charge and do not pay a 12b-1 fee, but are available only to certain types of investors. See "Sales Charge Reductions and Waivers," page 46, for Institutional Class eligibility information. You may obtain more information about Institutional Class shares, which are not offered through this prospectus, by calling 1-800-522-7297 if you are investing through a broker-dealer or insurance representative, 1-800-843-3001 if you are investing through a bank representative, or from your investment professional.
If you prefer not to pay a front-end sales charge, you should consider Class B or Class C shares. While Class B and Class C shares are subject to higher ongoing costs than Class A or Class T shares, in general because of their higher 12b-1 fees, Class B and Class C shares are sold with a CDSC instead of a front-end sales charge so your entire purchase amount is immediately invested. In general, Class B shares have higher costs than Class C shares over a short holding period because Class B shares have a higher CDSC that declines over six years, and Class B shares have lower costs than Class C shares over a longer period because Class B shares convert to Class A shares after seven years. Please note that purchase amounts of more than $250,000 will not be accepted for Class B shares, that purchase amounts of more than $1,000,000 generally will not be accepted for Class C shares, and that Class A or Class T shares may have lower costs for investments that qualify for a front-end sales charge reduction or waiver. See "How to Buy Shares," page 36, for more information on the maximum purchase amount for Class C shares. If you sell your Class B shares within six years, you will normally pay a CDSC that varies depending on how long you have held your shares. If you sell your Class C shares within one year, you will normally pay a 1.00% CDSC. See "Transaction Details," page 43, for CDSC schedules and related information. Class B shares will automatically convert to Class A shares after a holding period of seven years. Class C shares do not convert to another class of shares. See "Transaction Details," page 43, for conversion information.
The following information replaces similar information found under "FMR and Its Affiliates" in the "Charter" section on page 28.
Robert Ewing is manager of Advisor Financial Services, which he has managed since January 1998. He also manages another Fidelity fund. Since joining Fidelity in 1990, Mr. Ewing has worked as a research associate, analyst and manager.
   Michael Tempero is manager of Advisor Technology, which he has managed since July 1998. He also manages another Fidelity fund. Mr. Tempero joined Fidelity as an analyst in 1993, after receiving his MBA from the University of Chicago.
EFFECTIVE AUGUST 24, 1998, the following information replaces the ninth and tenth paragraphs found under the heading "Other Expenses" in the"Breakdown of Expenses" section on page 34.
Class C shares of each fund have adopted a DISTRIBUTION AND SERVICE PLAN. Under the plans, Class C of each fund is authorized to pay FDC a monthly distribution fee as compensation for its services and expenses in connection with the distribution of Class C shares. Class C of each fund may pay FDC a distribution fee at an annual rate of 0.75% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class C of each fund currently pays FDC a monthly distribution fee at an annual rate of 0.75% of its average net assets throughout the month. Normally, after the first year of investment, up to the full amount of the Class C distribution fee may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares.
In addition, pursuant to each Class C plan, Class C of each fund pays FDC a monthly service fee at an annual rate of 0.25% of Class C's average net assets throughout the month. Normally, after the first year of investment, the full amount of the Class C service fee is reallowed to investment professionals for providing personal service to and/or maintenance of Class C shareholder accounts.
For purchases of Class C shares made for an employee benefit plan, during the first year of investment and thereafter, the full amount of the Class C distribution fee and Class C service fee paid by such shares is reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares and for providing personal service to and/or maintenance of Class C shareholder accounts.
The following information replaces similar information found in "How to Buy Shares" on page 36.
PURCHASE AMOUNTS OF MORE THAN $1 MILLION WILL NOT BE ACCEPTED FOR CLASS C SHARES. THIS LIMIT DOES NOT APPLY TO PURCHASES OF CLASS C SHARES MADE BY AN EMPLOYEE BENEFIT PLAN.
EFFECTIVE AUGUST 24, 1998, the following information replaces the fifth paragraph under the heading "Contingent Deferred Sales Charge" in the "Transactions Details" section on page 44.
Except as provided below, investment professionals with whom FDC has agreements will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. For purchases of Class C shares made for an employee benefit plan, investment professionals do not receive a concession at the time of sale.
The following information replaces similar information found in "Sales Charge Reductions and Waivers" on page 47.
A FRONT-END SALES CHARGE WILL NOT APPLY TO THE FOLLOWING CLASS A
SHARES:
1. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans;
2. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Employee benefit plans and accounts managed by third parties do not qualify for this waiver;
3. Purchased by a broker-dealer for a managed account that is charged an asset-based fee. Employee benefit plans do not qualify for this waiver;
4. Purchased by a registered investment advisor that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee. Employee benefit plans do not qualify for this waiver;
5. Purchased for an employee benefit plan that has $25 million or more in plan assets;
6. Purchased prior to December 31, 1998 by shareholders who have closed their Class A Municipal Bond, Class A California Municipal Income, or Class A New York Municipal Income accounts prior to December 31, 1997. This waiver is limited to purchases of up to $10,000; shareholders are entitled to this waiver after the original load waiver certificate is received by FIIOC.
EFFECTIVE AUGUST 24, 1998, the following information replaces similar information found in "Sales Charge Reductions and Waivers" on page 47. A FRONT-END SALES CHARGE WILL NOT APPLY TO THE FOLLOWING CLASS A
SHARES:
5. Purchased for (i) an employee benefit plan that has $25 million or more in plan assets or (ii) an employee benefit plan that is part of an investment professional sponsored program that requires the participating employee benefit plan to initially invest in Class C or Class B shares and, upon meeting certain criteria, subsequently requires the plan to invest in Class A shares; or The following information replaces similar information found in "Sales Charge Reductions and Waivers" beginning on page 47.
A FRONT-END SALES CHARGE WILL NOT APPLY TO THE FOLLOWING CLASS T
SHARES:
1. Purchased for an insurance company separate account used to fund annuity contracts for employee benefit plans;
2. Purchased by a trust institution or bank trust department for a managed account that is charged an asset-based fee. Accounts managed by third parties do not qualify for this waiver;
3. Purchased by a broker-dealer for a managed account that is charged an asset-based fee;
4. Purchased by a registered investment advisor that is not part of an organization primarily engaged in the brokerage business for an account that is managed on a discretionary basis and is charged an asset-based fee;
5. Purchased for an employee benefit plan, except certain small employer retirement plans;
6. Purchased for a Fidelity or Fidelity Advisor account with the proceeds of a distribution from (i) an insurance company separate account used to fund annuity contracts for employee benefit plans that are invested in Fidelity Advisor or Fidelity funds, or (ii) an employee benefit plan that is invested in Fidelity Advisor or Fidelity funds. (Distributions other than those transferred to an IRA account must be transferred directly into a Fidelity account.);
7. Purchased for any state, county, or city, or any governmental instrumentality, department, authority or agency;
8. Purchased with redemption proceeds from other mutual fund complexes on which you have previously paid a front-end sales charge or CDSC;
9. Purchased by a current or former trustee or officer of a Fidelity fund or a current or retired officer, director or regular employee of FMR Corp. or FIL or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee;
10. Purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
11. Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of investment professionals having agreements with FDC;
12. Purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code);
13. Purchased with distributions of income, principal, and capital gains from Fidelity Defined Trusts; or
14. Purchased prior to December 31, 1998 by shareholders who have closed their Class T Municipal Bond, Class T California Municipal Income, or Class T New York Municipal Income accounts prior to December 31, 1997. This waiver is limited to purchases of up to $10,000; shareholders are entitled to this waiver after the original load waiver certificate is received by FIIOC.
You must notify FDC in advance if you qualify for a front-end sales charge waiver. Employee benefit plan investors must meet additional requirements specified in the funds' SAI.
If you are investing through an insurance company separate account, if you are investing through a trust department, if you are investing through an account managed by a broker-dealer, or if you have authorized an investment adviser to make investment decisions for you, you may qualify to purchase Class A shares without a sales charge (as described in (1), (2), (3) and (4) on the previous page), Class T shares without a sales charge (as described in (1), (2), (3) and (4) on the previous page and above), or Institutional Class shares. Because Institutional Class shares have no sales charge, and do not pay a 12b-1 fee, Institutional Class shares are expected to have a higher total return than Class A, Class T, Class B, and Class C shares. Contact your investment professional to discuss if you qualify.
THE CDSC ON CLASS B AND CLASS C SHARES MAY BE WAIVED:
1. In cases of disability or death, provided that the shares are redeemed within one year following the death or the initial determination of disability;
2. In connection with a total or partial redemption related to certain distributions from retirement plans or accounts at age 701/2, which are permitted without penalty pursuant to the Internal Revenue Code;
3. In connection with redemptions through the Fidelity Advisor Systematic Withdrawal Program; or
4. (APPLICABLE TO CLASS C ONLY) In connection with any redemptions from an employee benefit plan. Employee benefit plan investors must meet additional requirements specified in the funds' SAI.